Senior Notes	12 Months Ended
Dec. 31, 2011
Revolving Credit Facilities, Term Loan, Mortgages Payable and Scheduled Principal Repayments [Abstract]
Senior Notes

7.    Senior Notes

The following table discloses certain information regarding the Company’s Fixed-Rate Senior Notes (in millions):

	Carrying Value at December 31,		Coupon Rate at December 31, 2011	Effective Interest Rate at December 31, 2011	Maturity Date
	2011	2010
Unsecured indebtedness:
Senior Notes	$1,658.6	$1,468.4	4.75% - 9.625%	5.0% - 9.9%	October 2012 - September 2020
Senior Notes — Discount	(5.4)	(4.4)
Senior Convertible Notes due 2011, net	—	87.5	N/A	N/A	N/A
Senior Convertible Notes due 2012, net	178.9	194.1	3.00%	5.2%	March 2012
Senior Convertible Notes due 2040, net ( A )	307.6	298.0	1.75%	5.3%	November 2040

Total Senior Notes	$2,139.7	$2,043.6

(A)	The Company may redeem the notes any time on or after November 15, 2015, in whole or in part for cash equal to 100% of the principal amount of the notes plus accrued and unpaid interest through, but excluding, the redemption date.

In March 2011, the Company issued $300 million aggregate principal amount of 4.75% senior unsecured notes, due April 2018. The notes were offered to investors at a discount to par of 99.315%.

The Senior Convertible Notes are senior unsecured obligations and rank equally with all other senior unsecured indebtedness of the Company. The following table summarizes the information related to the Senior Convertible Notes outstanding at December 31, 2011:

	Conversion Price	Option Price	Maximum Common Shares (millions)	Option Cost (millions)
Senior Convertible Notes due 2012 (A)	$74.56	$82.71	1.1	$32.6
Senior Convertible Notes due 2040 (B)	$16.19	N/A	N/A	N/A

(A)	Conversion price as of December 31, 2011 and 2010.

(B)	Conversion price as of December 31, 2011.

Concurrent with the issuance of the Senior Convertible Notes due 2012 issued in 2007, the Company purchased an option on its common shares in a private transaction in order to effectively increase the conversion price of the senior convertible notes to a specified option price (“Option Price”). This purchase option allows the Company to receive a number of the Company’s common shares (“Maximum Common Shares”) from counterparties equal to the number of common shares and/or cash related to the excess conversion value that it would pay to the holders of the senior convertible notes upon conversion. The options were recorded as a reduction of equity at issuance. No option was purchased related to the Senior Convertible Notes due 2040.

The Senior Convertible Notes may be converted prior to maturity into cash equal to the lesser of the principal amount of the note or the conversion value and, to the extent the conversion value exceeds the principal amount of the note, the Company’s common shares. The Senior Convertible Notes are subject to net settlement based on conversion prices (“Conversion Price”) that are subject to adjustment based on increases in the Company’s quarterly stock dividend. If certain conditions are met, the incremental value can be settled in cash or in the Company’s common shares at the Company’s option. The Senior Convertible Notes may only be converted prior to maturity based on certain provisions in the governing note documents. In connection with the issuance of these notes, the Company entered into a registration rights agreement for the common shares that may be issuable upon conversion of the Senior Convertible Notes.

The Company’s carrying amounts of its debt and equity balances for the Senior Convertible Notes are as follows (in thousands):

	December 31,
	2011	2010
Carrying value of equity component	$69,217	$79,287

Principal amount of Senior Convertible Notes	$529,509	$637,626
Remaining unamortized debt discount	(43,004)	(58,032)

Net carrying value of Senior Convertible Notes	$486,505	$579,594

As of December 31, 2011, the remaining amortization periods for the debt discount were approximately 3 months and 46 months for the Senior Convertible Notes due 2012 and the Senior Convertible Notes due 2040, respectively, the period during which the debt is expected to be outstanding (i.e., through the first optional redemption date or maturity date).

During the years ended December 31, 2011, 2010 and 2009, the Company purchased approximately $36.1 million, $259.1 million and $816.2 million, respectively, aggregate principal amount of its outstanding senior unsecured notes (of which $19.4 million, $140.6 million and $404.8 million, respectively, related to the Senior Convertible Notes due 2011 and 2012) at a discount to par resulting in a net loss of approximately $0.1 million in 2011 and a net gain of approximately $0.1 million and $145.1 million in 2010 and 2009, respectively. The Company allocated the consideration paid for the Senior Convertible Notes due 2011 and 2012 between the liability components and equity components based on the fair value of those components immediately prior to the purchases and recorded a gain based on the difference in the amount of consideration paid as compared to the carrying amount of the debt, net of the unamortized discount. The amount recorded for the years ended December 31, 2011, 2010, and 2009, reflects a decrease of approximately $0.1 million, $4.9 million and $20.9 million, respectively, related to the impact of the convertible debt accretion.

The Company’s various fixed-rate senior notes have interest coupon rates averaging 5.9% at December 31, 2011 and 2010. Notes with an aggregate principal amount of $82.2 million may not be redeemed by the Company prior to maturity and will not be subject to any sinking fund requirements. Notes with an aggregate principal amount of $2.0 billion at December 31, 2011 may be redeemed based upon a yield maintenance calculation. Notes with an aggregate principal amount of $223.5 million are redeemable prior to maturity at par value plus a make-whole premium. However, if these notes are redeemed within 90 days of the maturity date, no make-whole premium is required.

The fixed-rate senior notes and Senior Convertible Notes were issued pursuant to indentures that contain certain covenants, including limitation on incurrence of debt, maintenance of unencumbered real estate assets and debt service coverage. Interest is paid semi-annually in arrears. At December 31, 2011 and 2010, the Company was in compliance with all of the financial and other covenants.